UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 22, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On April 22, 2013, Crosstex Energy, Inc. (the “Registrant”) issued a press release announcing that Barry E. Davis, President and Chief Executive Officer of the Registrant, will present at the National Association of Publicly Traded Partnerships (NAPTP) 2013 MLP Investor Conference on May 22, 2013 in Stamford, Connecticut. Michael J. Garberding, Executive Vice President and Chief Financial Officer of the Registrant, will also attend the conference and meet with investors. On May 22, 2013, a copy of the presentation materials will be available on the Registrant’s website, www.crosstexenergy.com, under “Investors — Crosstex Energy, Inc. — Presentations.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 22, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated April 22, 2013, filed with the Commission on April 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: April 22, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated April 22, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated April 22, 2013, filed with the Commission on April 22, 2013).